Exhibit 99.1

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK
X
In re:	:	Chapter 11
:
BLOCKBUSTER INC., et al. [1]	:	Case No: 10-14997
:
Debtors.	:	Jointly Administered
X

Monthly Operating Report For

May 2011

DEBTORS’ ADDRESS:	2100 Ross Avenue, 21st Floor
Dallas, Texas 76092

DEBTORS’ ATTORNEYS:	Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8800
Facsimile: (212) 310-8007
-and-
Martin A. Sosland (admitted pro hac vice)
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (214) 746-7700

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Bruce Lewis	5/31/2011
Bruce Lewis
Principal Executive Officer
Blockbuster Inc.

1 The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Blockbuster Inc. (5102); Blockbuster Canada Inc. (1269); Blockbuster Digital Technologies Inc. (9222); Blockbuster Distribution, Inc. (0610); Blockbuster Gift Card, Inc. (1855); Blockbuster Global Services Inc. (3019); Blockbuster International Spain Inc. (7615); Blockbuster Investments LLC (6313); Blockbuster Procurement LP (2546); Blockbuster Video Italy, Inc (5068); Movielink, LLC (5575); Trading Zone Inc. (8588); and B2 LLC (5219).

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May-11

		Federal Tax I.D. #	52-1655102

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

FORM MOR

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May-11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(in millions)

	May 2011	YTD May 2011
Cash flows from operating activities:
Net income (loss)	$(4.5)	$(197.3)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and intangible amortization	-	39.4
Rental library purchases	-	(66.7)
Rental library amortization	-	113.3
Loss on sale/disposal of store operations	-	-
Impairment of long-lived assets	-	0.6
Non-cash share-based compensation	-	-
Gain on sale of store operations	-	-
Deferred taxes and other	-	2.1
Changes in operating assets and liabilities:		-
Change in receivables	-	13.1
Change in merchandise inventories	-	44.2
Change in prepaid and other assets	-	27.8
Change in liabilities subject to compromise	250.0	250.0
Change in accounts payable	(150.5)	(140.1)
Change in accrued expenses and other liabilities	(148.9)	(124.0)

Net cash provided by (used in) operating activities	(53.9)	(37.6)

Cash flows from investing activities:
Capital expenditures	-	(5.1)
Change in restricted cash	31.3	32.1
Proceeds from sale of store operations	-	-
Other investing activities	-	3.4

Net cash provided by (used in) investing activities	31.3	30.4

Cash flows from sale of assets to DISH Network:
Loss on Sale	-	(581.9)
Change in rental library on sale	-	143.4
Change in merchandise inventories on sale	-	56.2
Change in receivables on sale	-	53.3
Change in prepaid and other assets on sale	-	382.2
Change in fixed assets on sale	-	87.2
Change in restricted cash on sale	-	(20.0)

Net cash provided by sale to Dish Network	0.0	120.4

Cash flows from financing activities:
Proceeds from DIP Financing	-	-
Repayments on DIP Financing	-	-
Repayments on senior secured notes	(100.0)	(100.0)
Debt financing costs	-	-
Capital lease payments	-	(0.8)

Net cash provided by (used in) financing activities	(100.0)	(100.8)

Effect of exchange rate changes on cash	-	-

Net (decrease) increase in cash and cash equivalents	(122.6)	12.4
Cash and cash equivalents at beginning of period	201.2	66.2

Cash and cash equivalents at end of period	$78.6	$78.6

FORM MOR-1

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May 2011

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

GL#	Bank Name	Bank Balance	Deposits & Transfers in Transit	O/S, Bank Service Charges, Adjustments to GL	Other Reconciling Items	GL Balance
Cash	Bank of America	$78,572,776	$-	$-	$-	$78,572,776

	Total Cash & Cash Equivalents	$78,572,776	$-	$-	$-	$78,572,776

After the sale of substantially all of the Debtors’ assets to DISH Network, the Debtors have one remaining bank account.

FORM MOR-1 (CONT.)

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May 2011

STATEMENT OF OPERATIONS (Income Statement)

(in millions)

	May 2011	0 YTD May 2011
Revenues:
Base rental revenues	$-	$303.5
Previously rented product (“PRP”) revenues	-	140.2

Total rental revenues	-	443.7
Merchandise sales	-	63.0
Other revenues	-	12.6

Total Revenue	-	519.3

Cost of sales:
Cost of rental revenues	-	175.9
Cost of merchandise sold	-	68.7

Total cost of sales	-	244.6

Gross profit	-	274.7

Operating expenses:
General and administrative	4.5	456.8
Advertising	-	5.5
Depreciation and intangible amortization	-	39.4
Impairment of goodwill and other long-lived assets	-	0.6

Total Operating Expenses	4.5	502.3

Operating income (loss)	(4.5)	(227.6)
Interest expense	-	0.6
Interest income	-	(0.1)
Other items, net	-	(1.4)

Income (loss) from continuing operations before reorganization items and income taxes	(4.5)	(228.5)
Reorganization items, net (income)/loss	-	(46.9)
(Benefit)/provision for income taxes	-	1.0
Equity in (income)/loss of non-debtor subsidiaries	-	14.7

Income (loss) from continuing operations	(4.5)	(197.3)
(Loss) from sale of assets to DISH Network	-	(581.9)
Income (loss) from discontinued operations, net of tax	-	-

Net income (loss)	(4.5)	(779.2)
Preferred stock dividends	-	-

Net income (loss) applicable to common stockholders	$(4.5)	$(779.2)

FORM MOR-2

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May 2011

BALANCE SHEET

(in millions)

As of 5/31/2011
Assets
Current assets:
Cash and cash equivalents	$78.6
Receivables, less allowances	-
Receivables from non-debtor subsidiaries	-
Merchandise inventories	-
Rental library, net	-
Prepaid and other current assets	-

Total current assets	78.6
Property and equipment, net	-
Deferred income taxes	-
Investment in non-debtor subsidiaries	-
Intangibles, net	-
Restricted cash	22.2
Other assets	-

Total Assets	$100.8

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$3.4
Accrued expenses	5.3
Debtor-in-possession loan	-
Deferred income taxes	-

Total current liabilities	8.7
Other liabilities	-

Total Liabilities before LSTC	8.7
Liabilities subject to compromise	1,397.6

Total Liabilities	1,406.3

Total stockholders’ equity (deficit)	(1,305.5)

Total Liabilities and Stockholders’ Equity (Deficit)	$100.8

FORM MOR-3

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May 2011

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$(13,542)	$13,542	$-	$-
FICA-Employee	-	-	-	-
FICA-Employer	(15,713)	15,713	-	-
Unemployment	109,133	-	(109,133)	-
Income	-	-	-	-
Other:		-	-
Total Federal Taxes	79,878	29,255	(109,133)	-
State and Local
Withholding	83,201	-	(83,201)	-
Sales	3,269,929	95,000	(3,165,938)	198,991
Excise		-	-
Unemployment	575,532	-	(575,532)	-
Real Property[1,2]	54,979	-	-	54,979
Personal Property[2]	2,701,526	-	-	2,701,526
Other: Income/Franchise	2,320,480	-	-	2,320,480
Total State and Local	9,005,648	95,000	(3,824,671)	5,275,977

Total Taxes	$9,085,525	$124,255	$(3,933,804)	$5,275,977

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
DESCRIPTION	Current	0-30	31-60	61-90	Over 91	Total
AP - Product	$-	$-	$-	$-	$-	$-
AP - Legal & Professional Fees	3,406,655	-	-	-	-	3,406,655
AP - Other	-	-	-	-	-	-
TOTAL POST-PETITION DEBTS	$3,406,655	$-	$-	$-	$-	$3,406,655

1 - Blockbuster leases the substantial majority of its stores. Accordingly, real property taxes paid pursuant to such lease obligations are not reported herein as such payments are captured within leases payable.

2 - The Real Property and Personal Property taxes are considered “postpetition” based off of when the payment is assessed by the taxing authority.

The detail of the AP - Legal and Professional Fees can be seen on MOR-6. The bar date of 6/15/11 for administrative claims required all other AP to be reclassified to liabilities subject to comromise.

FORM MOR-4

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$-
Plus: Amounts billed during the period		-
Less: Amounts collected during the period		-
Less: Amounts written off during the period		-
Less: Amounts reserved during the period		-
Change in store accounts receivable, net		-
Accounts Receivables sold to DISH Network		-
Total Accounts Receivable at the end of the reporting period		$-

Accounts Receivable Aging	4/25/2011
0 - 30 days old	$-
31 - 60 days old	-
61 - 90 days old	-
91 - 120 days old	-
121 + days old	-
Total Aged Accounts Receivable	-
Store Accounts Receivable	-
Total Accounts Receivable	-
Less: Bad Debts (Amount considered uncollectible)	-
Net Accounts Receivable***	$-

TAXES RECONCILIATION AND AGING

Taxes Payable	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$-	$-				$-
State and Local	-					-
Other	(5,076,986)	(198,991)				(5,275,977)
Total Taxes Payable	$(5,076,986)	$(198,991)	$-	$-	$-	$(5,275,977)

Sales taxes of $198,991 is past due at 5/31/11 due to processing delays after sale of assets to DISH Networks.

FORM MOR-5

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May 2011

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
(1) NONE

TOTAL PAYMENTS TO INSIDERS

(1) No payments other than ordinary wages and benefits occurred during the reporting period.

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID May 2011	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
SIDLEY AUSTIN LLP (1)	9/27/2010	$3,742,271	$-	$3,742,271	$-
JEFFERIES & COMPANY INC (1)	9/27/2010	1,550,496	-	1,550,496	-
ALVAREZ & MARSAL NORTH AMERICA LLC (3)	10/27/2010	4,913,864	428,927	4,788,864	125,000
ROTHSCHILD INC (3)	11/2/2010	3,090,204	104,680	2,847,063	243,141
KURTZMAN CARSON CONSULTANTS LLC (3)	9/23/2010	3,992,552	148,380	3,742,552	250,000
DJM ASSET MANAGEMENT LLC (3)	11/23/2010	150,000	-	150,000	-
RETAIL REGROUP INC (3)	11/23/2010	150,000	-	150,000	-
DELOITTE TAX LLP (3)	11/9/2010	573,010	104,882	452,408	120,602
SKADDEN ARPS SLATE MEAGHER & FLOM LLP (1)	9/27/2010	211,440	11,640	211,440	-
KORN/FERRY INTERNATIONAL (3)	11/10/2010	161,056	-	142,132	18,924
COOLEY GODWARD KRONISH LLP (2)	11/23/2010	2,386,981	-	1,889,585	497,396
FTI CONSULTING (2)	12/2/2010	798,839	100,823	639,071	159,768
BLOODWORTH CARROLL & BANOWSKY PC (3)	11/23/2010	131,516	47,516	131,516	-
RAY & GLICK LTD. (3)	11/23/2010	767,400	238,000	767,400	-
CHAIKEN LEGAL GROUP PC (3)	11/23/2010	280,044	44,704	280,044	-
SHEPPARD MULLIN (1)	9/27/2010	327,327	-	327,327	-
WEIL GOTSHAL (3)	10/27/2010	5,705,599	-	4,304,749	1,400,850
PRICEWATERHOUSE COOPERS (3)	2/8/2011	1,733,180	169,213	1,318,544	414,636
DELOITTE FINANCIAL ADVISORY (3)	2/8/2011	361,046	-	288,837	72,209
ERNST & YOUNG (3)	4/4/2011	520,643	-	416,514	104,129
TOTAL PAYMENTS TO PROFESSIONALS		$31,547,468	$1,398,765	$28,140,813	$3,406,655

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

(1) Fees paid pursuant to the DIP Financing Order for professionals of the DIP lenders and DIP Agent.

(2) Fees for professionals retained to represent Unsecured Creditors’ Committee

(3) Fees for professionals retained to represent Blockbuster Inc.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
DIP Financing	$-	$-	$-
DIP Interest
Leases Payable	-	-	-
Adequate Assurance Payments - Utilities	-	-	-
Adequate Assurance Payments - Insurance	-	-	-

TOTAL PAYMENTS		$-

FORM MOR-6

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	May 2011

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?	X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

4	Post 4/25/11 the Debtors have only one remaining employee and are not required to maintain workers compensation insurance.

13	Past due amounts reflect normal processing lag time, vendors not submitting invoices in a timely manner, certain contracts under negotiation, and Pre-Sale Period Administrative Claims (as defined in the Order Pursuant to 11 U.S.C. §§ 105, 363, 364, 365 and 503 and Fed. R. Banker. P. 2002, 4001, 6004, 6006, 9008, 9014, and 9019 Approving (A) Bid Procedures, (B) Stalking Horse Expense Reimbursement, (C) Notice of Sale, Auction and Sale Hearing, (D) Assumption Procedures and Related Notices, (E) Incurrence of Sale-Related Administrative Priority Claims, and (F) Imposition of an Administrative Stay [Doc. No. 1223]). Items delayed by processing lag are normally paid within 60 days.

FORM MOR-7